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                             AMENDMENT
                        TO CREDIT AGREEMENT

          This Amendment is entered into as of December 9, 1994, between TRANS LEASING INTERNATIONAL, INC., a Delaware corporation
(the "Company"), and FIRST UNION NATIONAL BANK OF NORTH CAROLINA
("First Union"), individually and as Agent.

          The parties hereto are the parties to a Credit Agreement dated as of December 9, 1994 (as amended through the date hereof, the "Credit Agreement") and desire to increase the aggregate amount of rental payments the Company and its Subsidiaries may become obligated for under certain leases. All capitalized terms used herein shall have the same meanings as in the Credit Agreement.

          NOW THEREFORE, in consideration of the foregoing premises and the agreements hereinafter set forth, and for the good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          1. Amendment. Section 9.23 of the Credit Agreement is amended by substituting the figure $2,000,000 for the figure
$1,600,000 in clause (ii) thereof.

          2. No Further Amendment. Except as set forth above, the Credit Agreement shall continue in full force and effect without modification.

          3. Effectiveness. This Amendment shall be effective as of the date first written above upon the execution and delivery by the Company and by First Union of a copy of this Amendment. This Amendment may be executed in two counterparts, each of which shall be an original, but all of which will constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date hereof.

                         TRANS LEASING INTERNATIONAL, INC.


                         By:_____________________________________
                         Title:___________________________________


                         FIRST UNION NATIONAL BANK OF NORTH
                           CAROLINA, individually and as Agent


                         By:______________________________________
                         Title:____________________________________